=======================================================================

                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                              SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE
    COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                             SEMPRA ENERGY
-----------------------------------------------------------------------
            (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------------
              (Name of Person(s) Filing Proxy Statement,
                     if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    (1) Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------


    (4) Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------


    (5) Total fee paid:

-----------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

-----------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

-----------------------------------------------------------------------


    (3) Filing Party:

-----------------------------------------------------------------------


    (4) Date Filed:

-----------------------------------------------------------------------

The following definitive material was distributed to employees via the company's computer-based Daily News service on March 30, 2001.

SEMPRA ENERGY DAILY NEWS
Friday, March 30, 2001 - Tom Murnane (Corporate Communications)

PLEASE VOTE YOUR COMPANY PROXY: BY MAIL, PHONE OR THE WEB

Sempra Energy's Annual Meeting of Shareholders takes place on Tuesday, May 1. As a shareholder, your vote is vital. Please vote as soon as you can.

Please follow the instructions on your proxy card. You should have received this card in the mail, along with a letter from Steve Baum, a copy of the company's new annual report and a proxy statement.

There are three proposals on this year's proxy card: the election of four directors and two shareholder proposals. Details of each proposal are in the proxy statement.

Voting is easy. You can:

--Vote by mail. Complete, date, sign and mail your proxy card in the postage-paid envelope.

--Vote by Internet. Access the Web site: http://www.eproxyvote.com/sre 24 hours a day, seven days a week or,

--Vote by phone. Call toll-free, 1-877-779-8683 24 hours a day, seven days a week from the U.S. or Canada.

"These coming months will be challenging," says Steve Baum, Sempra Energy's chairman, president and chief executive officer. "With your support, I am confident we will meet the challenges that our utilities face with California's continuing energy crisis, and, at the same time, continue to grow our unregulated businesses.

"I am asking for your help with this year's vote. Please cast your vote as soon as possible. I urge you to vote with the recommendations of your board of directors, to elect the slate of directors and vote against the two shareholder proposals."

If you've lost or misplaced your proxy card, call Sempra Energy's transfer agent, First Chicago Trust Co., to request a duplicate proxy card. The toll-free number is 1-877-773-6772.

The Annual Meeting of Shareholders of Sempra Energy will take place at the Waldorf-Astoria Hotel in New York City. For the convenience of shareholders who can't attend the annual meeting, an Informational Meeting of Shareholders will take place on Friday, May 4, 2001, at the Irvine Marriott Hotel in Irvine, Calif.